UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

	                   Washington, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            PURSUANT TO SECTION 13 OR 15(D) OF THE
	               SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                   February 19, 2004 (February 19, 2004)



	                       Thomas Nelson, Inc.
-------------------------------------------------------------------------------
	        (Exact Name of Registrant as Specified in Charter)


      Tennessee                  1-13788                    62-0679364
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  (State or other        (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)


               501 Nelson Place
               Nashville, Tennessee                  37214-1000
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              (Address of Principal                  (Zip Code)
                Executive Offices)




Registrant's telephone number, including area code:  615/889-9000




                             TABLE OF CONTENTS
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SIGNATURES
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EXHIBIT INDEX
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EX-99.1 PRESS RELEASE 02/19/04
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TABLE OF CONTENTS
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Item 7.   Financial Statements and Exhibits.

The following exhibit is furnished pursuant to Item 12:

     99.1  Press Release, February 19, 2004

Item 12.  Results of Operations and Financial Condition

     On February 19, 2004, Thomas Nelson, Inc. issued a press release announcing that its Board of Directors had declared a dividend. A copy of the press release is furnished herewith as Exhibit 99.1.




TABLE OF CONTENTS
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	                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                 By:       /s/ Joe L. Powers
                                     -----------------------------
	                             Name:   Joe L. Powers
	                             Title:  Executive Vice President
                                           and Secretary


Date:  February 19, 2004



                              EXHIBIT INDEX


Exhibit
Numbers
-------

   99.1		News Release, February 19, 2004